                                                                    Exhibit 23.2



                          INDEPENDENT AUDITOR'S CONSENT

         We consent to the incorporation by reference in this Registration Statement of Humboldt Bancorp on Form S-4 (File No. 333-109095) of our report, dated January 26, 2001, appearing in the Annual Report on Form 10-K of Humboldt Bancorp for the year ended December 31, 2002. We also consent to the reference to our Firm under the caption "Experts" in the Joint Proxy Statement-Prospectus, which is part of this Registration Statement.

                                                     /s/ Perry-Smith LLP
                                                     -------------------
Sacramento, California
October 20, 2003